UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2022 (May 5, 2022)

Gray Television, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Gray Television, Inc. (the “Company”), previously approved, subject to shareholder approval, the Gray Television, Inc. 2022 Equity and Incentive Compensation Plan (the “Plan”). The Company’s shareholders approved the Plan at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 5, 2022. A detailed summary of the material terms of the Plan appears under the caption “Proposal 2 - Approval of the Gray Television, Inc. 2022 Equity and Incentive Compensation Plan” in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2022, which description is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2022, the Company held its Annual Meeting. The results of voting on the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Hilton H. Howell, Jr.	132,238,358	2,880,959	15,020,635
Howell W. Newton	129,566,734	5,552,583	15,020,635
Richard L. Boger	128,995,799	6,123,518	15,020,635
T. L. Elder	132,574,074	2,545,243	15,020,635
Luis A. Garcia	134,171,387	947,930	15,020,635
Richard B. Hare	124,926,576	10,192,741	15,020,635
Robin R Howell	134,015,261	1,104,056	15,020,635
Donald LaPlatney	134,201,982	917,335	15,020,635
Lorraine McClain	134,755,767	363,550	15,020,635
Paul H McTear	134,391,257	728,060	15,020,635
Sterling A Spainhour Jr.	131,451,781	3,667,536	15,020,635

Proposal No. 2 (Approval of 2022 Equity and Incentive Compensation Plan):

Votes For	Votes Against	Abstain
129,908,833	5,115,127	95,357

Proposal No. 3 (Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2022):

Votes For	Votes Against	Abstain
149,762,654	327,544	49,754

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

May 6, 2022	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer